                                                                 EXHIBIT 10.7




                                   APPENDIX A

                           SERIES 1995-1 DEFINITIONS

          Terms used herein and not otherwise defined have the meanings assigned to such terms in Appendix I to the Administrative Agency Agreement. To the extent that the definitions set forth herein conflict with the definitions set forth in Appendix I, or incorporated by reference therein, the definitions set forth herein shall be controlling.

          "Accrual Period" shall mean, with respect to any Payment Date other than the first Payment Date, the period from and including the first day of the third preceeding Collection Period up to and but excluding the last day of the preceding Collection Period, and with respect to the first Payment Date, the period from and including [the Closing Date][________, 1995] up to and including the last day of the preceding Collection Period, in each case whether or not such day is a Business Day.

          "Additional Payment" means, with respect to any Payment Date, (i) the sum of the Available Funds and the Reserve Account Release Amount minus (ii) the sum of the Available Sale Proceeds and the Basic Payment.

          "Administrative Agency Agreement" means the Administrative Agency Agreement as supplemented by the Series 1995-1 Supplement, and as otherwise amended, modified or supplemented from time to time.

          "Aggregate Certificate Balance" means, as of any date, the aggregate Certificate Balances of the Lease Trust Certificates as of such date.

          "Aggregate Net Sale Proceeds Advances" means, with respect to any Collection Period, an amount, which may be positive or negative, equal to the aggregate Sale Proceeds Advances with respect to Series 1995-1 Leased Vehicles made by the Administrative Agent pursuant to Section 5.4 of the Administrative Agency Agreement during the preceding Collection Period minus the aggregate Sales Proceeds Advances with respect to Series 1995-1 Leased Vehicles repaid to the Administrative Agent pursuant to

Section 5.4 of the Administrative Agency Agreement during such Collection
Period.

          "Aggregate Net Monthly Payment Advances" means, with respect to any Collection Period, an amount, which may be positive or negative, equal to the aggregate Monthly Payment Advances made with respect to Series 1995-1 Leases in accordance with Section 5.4(b) of the Series 1995-1 Supplement during the preceding Collection Period minus the aggregate Monthly Payment Advances with respect to Series 1995-1 Leases repaid to the Administrative Agent pursuant to
Section 6.3 of the Administrative Agency Agreement during such Collection
Period.

          "Applicable Law" means all applicable laws, ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and rules, regulations, orders, interpretations, licenses and permits of any Governmental Authority.

          "Asset Contribution Agreement" means the agreement dated as of _________ __, 1995 between Ford Credit and Ford Credit Leasing, as contributors, and RCL Trust, as contributee.

          "Auction Proceeds" means, with respect to any Series 1995-1 Leased Vehicle which is sold at auction or otherwise disposed of by the Administrative Agent on behalf of FCTT, all amounts received by the Administrative Agent in connection with such sale or disposition; provided, that if RCL Trustee exercises the purchase option pursuant to Section 9.1 of the Program Operating Lease, the "Auction Proceeds" shall mean the related RCL Purchase Option Price.

          "Available RV Guaranty Amount" means, as of any date, the Initial RV Guaranty Amount minus the aggregate RV Guaranty Draw Amounts up to, but excluding, such date.

          "Available Funds" means, with respect to any Payment Date, the following amounts with respect to each of the three Collection Periods preceding such Payment Date: (i) the Monthly Payments with respect to Series 1995-1 Leases and Series 1995-1 Leased Vehicles received by the Administrative Agent; plus (ii) the Aggregate Net Monthly Payment Advances; plus (iii) Recoveries with respect to Series 1995-1; plus (iv) Liquidation Proceeds with re-spect to Series 1995-1; plus (v) Voluntary Early Termination Proceeds with respect to Series 1995-1; plus (vi) Administrative Purchase Amounts deposited in the Series 1995-1 Collections Account pursuant to Sections 4.5 and 4.7 (excluding Administrative Purchase Amounts deposited in the Series 1995-1 Collections Account pursuant to Section 4.2(b)(i) of the Administrative Agency Agreement) of the Administrative Agency Agreement or Section 3.3 of the Asset Contribution Agreement; plus (vii) Available Sale Proceeds; minus (viii) the aggregate Series 1995-1 Administrative Fee and the Series 1995-1 Comerica Fee with respect to such Collection Period; and minus (ix) the aggregate uncollected Excess Wear and Tear and Excess Mileage as of the end of the Collection Period with respect to Series 1995-1 Leased Vehicles.

          "Available Sale Proceeds" means, with respect to any Payment Date, the following amounts with respect to each of the three Collection Periods preceding such Payment Date: (i) the Sale Proceeds for all Series 1995-1 Leased Vehicles; plus (ii) the Aggregate Net Sale Proceeds Advances; plus (iii) Administrative Purchase Amounts deposited in the Series 1995-1 Collections Account pursuant to Section 4.2(b)(i) of the Administrative Agency Agreement; and plus (iv) the aggregate uncollected charges relating to Excess Wear and Tear and Excess Mileage as of the end of the Collection Period with respect to Series 1995-1 Leased Vehicles.

          "Basic Documents" means the FCTT Agreement, the Administrative Agency Agreement, the Series 1995-1 Supplement, the Program Operating Lease, the Asset Contribution Agreement, the Transfer Agreement, the Limited RV Guaranty, the Lease Trust Agreement, the Indenture, and each instrument and certificate delivered in connection therewith.

          "Basic Payment" means, with respect to any Payment Date, (i) the Required Interest Payment plus (ii) the Pool Balance Decline minus (iii) the Required Sale Proceeds Payments, each with respect to such Payment Date.

          "Benefit Plan" means (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets subject to

Title I of ERISA by reason of a plan's investment in the entity.

          "Certificate Balance" means, with respect to any Lease Trust Certificate, initially, the principal balance of such Lease Trust Certificate on the Series 1995-1 Issue Date, and thereafter, as of any date, such amount minus all amounts distributed with respect to such Lease Trust Certificate as principal pursuant to the Lease Trust Agreement on or before such date.

          "Certificate Distribution Account" means the account designated as such pursuant to Section 5.1 of the Lease Trust Agreement.

          "Certificate Interest Rate" means the per annum rate at which interest accrues on the Lease Trust Certificates, which shall be __%.

          "Class" means all of the Notes having the same Note Interest Rate and the same Stated Maturity.

          "Closing Date" means ______ __, 1995.

          "Collection Period Settlement Date" means, with respect to any Collection Period, the Business Day preceding the related Distribution Date.

          "Default Rate" means, (i) with respect to any Note, the applicable
Note Interest Rate plus 2.0% per annum and (ii) with respect to any Lease Trust Certificate, the Certificate Interest Rate plus 2.0% per annum.

          "Eligible Account" means a segregated trust account at a financial institution having a long-term debt rating by each Rating Agency of at least "Baa3" or the equivalent.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Indenture" means the indenture dated as of _______ __, 1995 between the Lease Trustee and the Indenture Trustee, as amended or supplemented from time to time.

          "Indenture Event of Default" means any Event of Default (as defined in the Indenture) set forth in Section 5.1 of the Indenture.

          "Indenture Trustee" means Chemical Bank, a New York corporation, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee thereunder.

          "Initial RV Guaranty Amount" means $_______.

          "Initial Reserve Account Deposit" means $_________.

          "Interest Accrual Period" shall mean, with respect to any Payment Date other than the first Payment Date, the period from and including the 15th day of the Collection Period third preceding the Collection Period in which such Payment Date occurs, through and including the 14th day of the Collection Period in which such Payment Date occurs, and with respect to the first Payment Date, the period from and including [the Closing Date] [________, 1995] up to and including the 14th day of the Collection Period in which such first Payment Date occurs, in each case whether or not such day is a Business Day.

          "Lease Event of Default" means each event of default set forth in
Section 10.1 of the Program Operating Lease.

          "Lease Trust" means Ford Credit Auto Lease Trust 1995-1 created pursuant to the Lease Trust Agreement.

          "Lease Trust Agreement" means the trust agreement dated as of _________ __, 1995 between the RCL Trustee and the Lease Trustee, as amended or supplemented from time to time.

          "Lease Trust Certificate" means a certificate evidencing a beneficial interest in the Lease Trust substantially in the form attached to the Lease Trust Agreement as Exhibit A.

          "Lease Trust Certificateholder" means, as of any date, the Person in whose name a Lease Trust Certificate is registered on the Lease Trust Certificate Register.

          "Lease Trust Estate" means (i) the rights of the

Lease Trust under Series 1995-1 Certificates, (ii) the rights of the Lease Trust as lessor under the Program Operating Lease and amounts payable to the Lease Trust thereunder, (iii) all funds on deposit from time to time in the Series 1995-1 Collection Account, Series 1995-1 Payahead Account and the Series 1995-1 Payments Account and in all investments and proceeds thereof (including all investment income from amounts on deposit in the Collection Account), (iv) the rights of the RCL Trust 1995-1 under the Asset Contribution Agreement, (v) the rights of the Lease Trust as beneficiary under the Limited RV Guaranty,
(vi) the rights as Holder of the Series 1995-1 Certificates under the Administrative Agency Agreement and the Series 1995-1 Supplement, (vii) the security interest of the Lease Trust in amounts credited to the Reserve Account and the right to make withdrawals therefrom and (viii) proceeds of the foregoing.

          "Lease Trustee" means PNC Bank, Delaware, not in its individual capacity but solely as trustee under the Lease Trust Agreement, and any successor trustee thereunder.

          "Limited Guarantor" means Ford Credit as guarantor under the Limited RV Guaranty.

          "Limited RV Guaranty Fee" means, with respect to any Payment Date, the fee payable to Ford Credit by the Lease Trustee as compensation for the issuance of the Limited RV Guaranty, in the amount of ________.

          "Limited RV Guaranty" means the Limited Residual Value Guaranty 1995-1 dated as of ______ __, 1995 made by Ford Credit in favor of the Lease Trustee.

          "Monthly Remittance Conditions" means, with respect to Series 1995-1 Collections, (i) Ford Credit is the Administrative Agent, (ii) the rating of Ford Credit's short-term unsecured debt is at least P-1 by Moody's Investors Service, Inc. and A-1 by Standard & Poor's Ratings Group and (iii) no Event of Default with respect to Series 1995-1 shall have occurred under the Administrative Agency Agreement.

          "Note Depository Agreement" means the agreementamong the Lease Trustee, the Indenture Trustee, the Administrative Agent and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing

Date, relating to the Notes, as the same may be amended or supplemented from time to time.

          "Noteholder" means, as of any date, the Person in whose name a Note is registered on the Note Register. When used with respect to any Note, the "related Noteholder" means, as of any date, the Person registered on the Note Register with respect to such Note.

          "Note Interest Rate" means with respect to the Notes of any Class, the annual rate at which interest accrues on the Notes of such Class, as specified in Section 2.1 of the Indenture and in such Notes.

          "Notes" means the ___% Class A-1 Notes, ___% Class A-2 Notes and ___% Class A-3 Notes, each as issued by the Lease Trust pursuant to the Indenture and each as defined therein.

          "Outstanding Amount" means, as of any date with respect to any Class of Notes, the aggregate principal amount of all Notes of such Class which are Outstanding (as defined in the Indenture) on such date and with respect to all the Notes, the aggregate principal amount of all Notes which are Outstanding (as defined in the Indenture) on such date, in each case as reduced by payments of principal previously made on such Notes.

          "Payment Date" means _______ 15, ________ 15, ________ 15, and
________ 15, of each year, commencing __________ 15, 1995, and if such day is not a Business Day, the next succeeding Business Day.

          "Permitted Investments" means any one of the following instruments, obligations or securities:

                      (i) direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States;

                      (ii) commercial paper issued by any corporation incorporated under the laws of the United States or any State so long as at the time such commercial paper is issued it is rated at least P-1 by Moody's

          Investors Service, Inc. and A-1 by Standard and Poor's Ratings Group;

                      (iii) any money-market fund or other overnight money fund customarily used by ________ for the investment of amounts on deposit in "sweep account" or other short-term asset management accounts maintained on behalf of clients whose funds are under the management of the ________ or similar department of _________ or the parent of ________; or

                      (iv) any other investment otherwise approved by any Rating Agency.

          "Pool Balance" means, with respect to any date, the Series Specified Asset Amount with respect to Series 1995-1 Assets as of such date.

          "Pool Balance Decline" means, with respect to any Payment Date, the sum of following amounts with respect to each of the three Collection Periods preceding such Payment Date: the Pool Balance as of the beginning of such Collection Period minus the Pool Balance as of the end of such Collection Period.

          "Prepayment Date" means the Payment Date specified by the Administrative Agent or the Lease Trustee pursuant to Section 9.3(b) of the Lease Trust Agreement.

          "Prepayment Price" means an amount, equal to Aggregate Certificate Balance plus accrued and unpaid interest thereon at the Certificate Interest Rate to but excluding the Prepayment Date.

          "Program Operating Lease" means the agreement dated ________ __, 1995 between RCL Trustee, as Program Lessee, and the Lease Trustee, as Program Lessor, as amended from time to time.

          "Qualified Institutional Buyer" means a "qualified institutional buyer" as such term is defined in paragraph (a)(1) of Rule 144A of the Securities Act.

          "Rating Agency" means Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the Indenture Trustee, the Lease Trustee and the Administrative Agent.

          "RCL Account" means the account designated as such pursuant to
Section 5.1 of the RCL Trust Agreement.

          "RCL Assignment Agreement" means the assignment agreement dated as of ______ __, 1995 between the RCL Trustee, as assignor, and Ford Credit Leasing, as assignee, substantially in the form attached as Exhibit B to the RCL Trust Agreement.

          "RCL Purchase Option Price" means, with respect to the beneficial interest in any Series 1995-1 Leased Vehicle, the Residual Value of such Series 1995-1 Leased Vehicle minus any amounts due from the related Lessee with respect to Excess Wear and Tear and Excess Mileage which were uncollected as of the end of the Collection Period in which the related Auction Proceeds were received.

          "RCL Trust 1995-1" means RCL Trust 1995-1 established pursuant to the RCL Trust Agreement.

          "RCL Trust Agreement" means the agreement dated as of ________ __, 1995 among Ford Credit as Grantor and initial Beneficiary, Ford Credit Leasing as Grantor and initial Beneficiary, and the RCL Trustee.

          "RCL Trust Certificates" means the Lease Trust Certificates in the form of Exhibit B to the Lease Trust Agreement issued to RCL Trust 1995-1 and Ford Credit Leasing.

          "RCL Trustee" means The Chase Manhattan Bank (USA), a Delaware corporation, not in its individual capacity but solely as trustee of RCL Trust 1995-1.

          "Required Interest Payment" means, with respect to any Payment Date,
(i) the Series 1995-1 Administrative Fee, (ii) the amount of interest accrued during the preceding Interest Accrual Period on the Outstanding Amount of each Class of Notes at their respective Note Interest Rates and on the Aggregate Certificate Balance of the Lease Trust Certificates at the Certificate Interest Rate; plus (iii) the Ford Credit RV Guaranty Fee with respect to such Payment Date; and plus (iv) any Required Interest Payment not paid on the prior Payment Date

(including interest thereon calculated by reference to the interest rate on the Notes and Lease Trust Certificates).

          "Required Reserve Account Amount" means, with respect to any Payment Date, the lesser of (i) the product of (x) __% and (y) the Pool Balance as of the last day of the preceding Accrual Period and (ii) the sum of the Outstanding Amount of the Notes and the Aggregate Certificate Balance of the Lease Trust Certificates as of such Payment Date, before giving effect to any payments made on such Payment Date.

          "Required Sale Proceeds Payment" means, with respect to any Payment Date, an amount equal to the aggregate Residual Values of each Series 1995-1 Leased Vehicle for which the related Scheduled Lease End Date occurred during the preceding Accrual Period.

          "Reserve Account" means the account designated as such pursuant to
Section 3.5(a) of the Program Operating Lease.

          "Reserve Account Amount" means, with respect to any Payment Date, the amount on deposit in the Reserve Account including any Reserve Account Draw Amount or Reserve Account Deposit Amount made with respect to the preceding Accrual Period.

          "Reserve Account Certificate" means the certificate designated as such pursuant to Section 8.3(a) of the Indenture.

          "Reserve Account Deposit Amount" means, with respect to any Payment Date, the lesser of (i), if positive, the Required Reserve Account Amount with respect to the Payment Date minus the Reserve Account Amount as of the preceding Payment Date and (ii) the amount, if any, by which (x) the sum of the Available Funds, the RV Guaranty Draw Amount and the RV Guaranty Draw Shortfall exceeds (y) the sum of the Required Interest Payment and the Pool Balance Decline, all with respect to the Payment Date.

          "Reserve Account Draw Amount" means, with respect to any Payment Date, the lesser of (i) the following amounts, if positive, with respect to the Payment Date (v) the Required Interest Payment, plus (w) the Pool Balance Decline, minus (x) Available Funds, minus (y) the RV Guaranty Draw Amount and minus (z) the RV Guaranty Draw Shortfall and (ii) the Reserve Account Amount as of the preceding Payment Date. On the Payment Date on which the Aggregate Certificate Balance of the Lease Trust Certificates has been reduced to zero, the Reserve Account Draw Amount shall include, in addition, the aggregate amount of Monthly Payment Advances which are outstanding.

          "Reserve Account Investments" means _________; provided, than in the event _______ is not available, all amounts on deposit in the Reserve Account shall be invested in ________; provided, further, that if ________ and ________ are both not available, amounts on deposit in the Reserve Account shall be invested in __________.

          "Reserve Account Property" has the meaning set forth in Section 3.5(a) of the Program Operating Lease.

          "Reserve Account Release Amount" means, with respect to any Payment Date, an amount, if positive, equal to (i) the Reserve Account Amount as of the preceding Payment Date minus (ii) the Reserve Account Draw Amount with respect to the Payment Date minus (iii) the Required Reserve Account Amount with respect to the Payment Date.

          "RV Guaranty Draw Amount" means, with respect to any Payment Date, the amount to be drawn on the Limited RV Guaranty, which amount shall equal the lesser of (i) the amount, if any, by which (x) the Required Sale Proceeds Payment exceeds (y) the Available Sale Proceeds and (ii) the Available RV Guaranty Amount, all with respect to the Payment Date. On the Payment Date on which the Aggregate Certificate Balance of the Lease Trust Certificates is reduced to zero, the RV Guaranty Draw Amount shall include, in addition, the aggregate amount of Sale Proceeds Advances which are outstanding.

          "RV Guaranty Draw Certificate" means the certificate designated as such pursuant to Section 8.3(b) of the Indenture.

          "RV Guaranty Draw Shortfall" means, with respect to any Payment Date, the amount by which (i) Required Sale Proceeds minus Available Sale Proceeds exceeds (ii) the Available RV Guaranty Amount, all with respect to the Payment Date.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Series 1995-1" means the Series of Specified Beneficial Certificates designated as the Series 1995-1 Specified Beneficial Certificates.

          "Series 1995-1 Administrative Fee" means, with respect to any Collection Period, the Specified Asset Administrative Fee payable to the Administrative Agent for services rendered in connection with servicing the Series 1995-1 Assets and administering the distributions of funds during such Collection Period (including the payment of the fees and expenses of Comerica, the Lease Trustee and the Indenture Trustee) which shall be equal to the product of (i) one-twelfth of 1% and (ii) the Series 1995-1 Asset Amount as of the last day of the preceding Collection Period.

          "Series 1995-1 Asset Amount" means the Series Specified Asset Amount with respect to Series 1995-1.

          "Series 1995-1 Assets" has the meaning set forth in   Section 3.1 of
the Series 1995-1 Supplement.

          "Series 1995-1 Certificates" means the Series of Specified Beneficial Certificates designated as the "Series 1995-1 Specified Beneficial Certificates" representing in the aggregate a 100% beneficial interest in the Series 1995-1 Assets.

          "Series 1995-1 Collections" means collections relating to Series 1995-1 Assets.

          "Series 1995-1 Collection Account" means the account designated as such in Section 5.1(a) of the Series 1995-1 Supplement as the Series Collection Account for Series 1995-1.

          "Series 1995-1 Comerica Fee" means the Specified Asset Comerica Fee relating to the Series 1995-1 Assets, which shall be equal to the Series 1995-1 Percentage of the monthly fees and expenses of Comerica payable pursuant to
Section 6.8 of the FCTT Agreement.

          "Series 1995-1 Credit Loss" means, with respect to Series 1995-1 and any Collection Period, (i) the Specified Asset Charged-Off Amount with respect to Series 1995-1 for the Collection Period minus (ii) Recoveries with respect to Series 1995-1 received during the Collection Period.

          "Series 1995-1 Cut-Off Date" means the Series Cut-Off Date with respect to the Series 1995-1 Assets and the Series 1995-1 Certificates, which date is ______ __, 1995.

          "Series 1995-1 Fees Account" means the account designated as such pursuant to Section 4.1 of the Series 1995-1 Supplement as the Series Fee Account for Series 1995-1.

          "Series 1995-1 Issue Date" means the date designated by the Administrative Agent, pursuant to Section 4.3 of the FCTT Agreement, as the Series Issue Date with respect to the Series 1995-1 Assets and the Series 1995-1 Certificates, which date is __________ __, 1995.

          "Series 1995-1 Lease" means each Specified Lease listed on Schedule A to the Series 1995-1 Supplement.

          "Series 1995-1 Leased Vehicle" means each Specified Leased Vehicle listed on Schedule A to the Series 1995-1 Supplement.

          "Series 1995-1 Payahead Account" means, the account designated as such pursuant to Section 5.1(b) of the Series 1995-1 Supplement as the Series Payahead Account for Series 1995-1.

          "Series 1995-1 Payments Account" means the account designated as such pursuant to Section 8.2(a) of the Indenture.

          "Series 1995-1 Percentage" means, as of any date, the percentage equivalent of a fraction, (i) the numerator of which is the Series 1995-1 Asset Amount and (ii) the denominator of which is the Aggregate FCTT Asset Amount.

          "Series 1995-1 Residual Loss" means, with respect to Series 1995-1 and any Collection Period, the following amounts with respect to the Collection
Period: (i) the aggregate Residual Values of all Series 1995-1 Leased Vehicles with respect to which the Scheduled Lease End Dates has occurred and the related Auction Proceeds have been received minus (ii) Auction Proceeds of such Series 1995-1 Leased Vehicles and minus (iii) amounts with respect to Excess Wear and Tear and Excess Mileage assessed in connection with such Series 1995-1 Leased Vehicles.

          "Series 1995-1 Specification Notice" means the Series Specification Notice relating to the Series 1995-1 Assets.

          "Series 1995-1 Supplement" means the Series 1995-1 Supplement to the Administrative Agency Agreement dated as of _______ __, 1995 among Ford Credit as Administrative Agent and initial Beneficiary, Ford Credit Leasing as initial Beneficiary and Comerica Bank as trustee of FCTT.

          "Total Available Funds" means, with respect to any Payment Date, (i) Available Funds, plus (ii) the Reserve Account Draw Amount, plus (iii) the Reserve Account Release Amount, and plus (iv) the RV Guaranty Draw Amount, all with respect to the Payment Date.

          "Transfer Agreement" means the agreement dated as of _______ __, 1995 between RCL Trustee, as transferor, and Lease Trustee, as transferee.

                                   APPENDIX I


                                 DEFINED TERMS


       "Accepted Servicing Practices" has the meaning set forth in Section 4.1 of the Administrative Agency Agreement.

       "Additional Fee" means, with respect to any Lease, an amount payable monthly or otherwise by the Lessee, calculated as the product of the Balance Subject to Lease Charges of the related Leased Vehicle and 0.11%, or in such other amount or manner as shall be established by the Administrative Agent at the inception of the Lease.

       "Adjusted Balance Subject to Lease Charges" means, as of any date with respect to any Lease and Leased Vehicle, the Balance Subject to Lease Charges minus the aggregate Retail Operating Lease Principal scheduled to have been received by such date; provided, that with respect to any Lease which (i) has become a Liquidated Lease, (ii) has been subject to a Voluntary Early Termination, (iii) the beneficial interest in which has been purchased pursuant to Section 4.2, 4.5 or 4.7 of the Administrative Agency Agreement or pursuant to the terms of any applicable Supplement or (iv) has expired on its Scheduled Lease End Date, the Adjusted Balance Subject to Lease Charges shall be zero.

       "Administrative Agency Agreement" means the agreement dated as of _____ __, 1995 among the Administrative Agent, the Grantors and Comerica, as supplemented in connection with each issuance of a Series of Specified Beneficial Certificates, and as otherwise amended, modified or supplemented from time to time.

       "Administrative Agent" means Ford Credit in its capacity as the administrative agent under the Administrative Agency Agreement.

       "Administrative Purchase Amount" means, as of the end of any Collection Period with respect to any Specified Lease and Specified Leased Vehicle, the Adjusted Balance Subject to Lease Charges as of such date plus any scheduled Monthly Payments up to and including such

Collection Period which have not been paid by the related Lessee or advanced by the Administrative Agent.

       "Administrative Agent's Certificate" has the meaning set forth in
Section 4.9 of the Administrative Agency Agreement.

       "Advanced Payment Program" means, with respect to any lease originated under the Red Carpet Lease Plan, a payment option of the related lessee pursuant to which such lessee prepays all monthly payments in a single advance payment, generally discounted to reflect the present value of such single advance payment and the reduction in the risk of credit loss.

       "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "Aggregate FCTT Asset Amount" means, as of any date, the sum of Aggregate Non-Specified Asset Amount plus the aggregate of all Series Specified Asset Amounts, each as of such date.

       "Aggregate Non-Specified Asset Amount" means, as of any date, the aggregate Book Value of the Non-Specified Assets as of such date, as determined by the Administrative Agent pursuant to the Administrative Agency Agreement.

       "Auction Proceeds" means, as modified in connection with the issuance of any Series, with respect to any Leased Vehicle which is sold at auction or otherwise disposed of by the Administrative Agent on behalf of FCTT, all amounts received by the Administrative Agent in connection with such sale or disposition.

       "Balance Subject to Lease Charges" means with respect to any Lease and Leased Vehicle, the amount which FCTT paid (including any amount paid as a deferred pur-chase price) to the Dealer for such Lease and Leased Vehicle in accordance with the customary policies and procedures of the Administrative Agent, which is the total acquisition cost used to calculate the Monthly Payment.

       "Bankruptcy" means, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or has entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (v) above, (vi) seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such person and (vii) the failure to obtain dismissal within 120 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the failure to have vacated with 90 days any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

       "Beneficiary" means with respect to any Non-Specified Assets, each Holder of an Exchangeable Beneficial Certificate, and with respect to any Series Specified Assets, each Holder of related Specified Beneficial Certificates.

       "Book Value" means, as of any date, (i) with respect to any Specified Lease and Specified Leased Vehicle, the Adjusted Balance Subject to Lease Charges and (ii) with respect to any Lease and Leased Vehicle which is a Non-Specified Asset, the amount recorded on the books and records of the Administrative Agent as of such date as the Balance Subject to Lease Charges minus the aggregate amount of depreciation accrued through such date. The total depreciation for any Leased Vehicle shall equal the difference between the Balance Subject to Lease Charges and the Residual Value, which amount shall accrue over the term of the related Lease computed on a straight line basis or by such other similar method as may be utilized by the Administrative Agent, at the direction of the Holders of the Exchangeable Beneficial Certificates, from time to time.

       "Business Day" means any day other than a Saturday or Sunday or a day on which banks or trust companies in Michigan or New York, New York are authorized or required to close.

       "Certificate of Title" means the certificate of title or other evidence of ownership of a Leased Vehicle issued by the relevant government department or agency in the jurisdiction in which the Leased Vehicle is registered or, to the extent that a certificate of title or other evidence of ownership has not been issued, the application (or copy thereof) for the foregoing.

       "Certificates" means the Exchangeable Beneficial Certificates and the Specified Beneficial Certificates issued and outstanding.

       "Code" means the Internal Revenue Code of 1986, as amended from time to time.

       "Collection Period" means each calendar month.

       "Collections" means (i) all amounts collected from Lessees with respect to Total Monthly Payments (other than Vehicle Insurance and Maintenance Amounts), (ii) Sale Proceeds, (iii) Voluntary Early Termination Proceeds, (iv) Liquidation Proceeds and (v) Recoveries.

       "Comerica" means Comerica Bank, a Michigan banking corporation, in its capacity as trustee under the FCTT Agreement, together with any successor or permitted assign in such capacity.

       "Comerica Office" means the office of Comerica at which any particular time its corporate trust business shall be administered, which as of the date of the Administrative Agency Agreement is 411 W. Lafayette, 4th Floor, Detroit, Michigan 48226-3461.

       "Constant Yield Payment" means, with respect to any Lease, a level amount payable monthly in advance by the related Lessee (except that the first and last monthly payments may vary, but not substantially) that will provide a fixed internal rate of return equal to the Retail Operating Lease Factor with respect to such Lease, and that will amortize the Balance Subject to Lease Charges of such Lease to a final payment equal to the Residual Value of the related Leased Vehicle over the term of the related Lease.

       "Dealer" means a dealer who in the ordinary course of business leases automobiles and light-duty trucks to lessees pursuant to the RCL Plan or such other plan as Ford Credit or its Affiliates may implement from time to time.

       "Dealer Purchase Option Price" means, with respect to any Leased Vehicle purchased as of the related Scheduled Lease End Date, (i) the Residual Value of such Leased Vehicle, plus (ii) any unpaid amounts due from the related Lessee, including any unpaid Total Monthly Payments, minus (iii) any Security Deposit or Reconditioning Reserve not required to be returned to the Lessee and minus
(iv) any excess deferred gross compensation due to the Dealer with respect to such Leased Vehicle.

       "Dealer Recourse" means, with respect to any Lease, any recourse rights against the Dealer which originated the Lease and any successor Dealer.

       "Distribution Date" means the 15th day of each month, and if such day is not a Business Day, the next succeeding Business Day, unless otherwise specified in a Supplement with respect to Series Specified Assets or otherwise specified in the Administrative Agency Agreement with respect to Non-Specified Assets; provided that the Distribution Date shall in no event occur less frequently than quarterly.

       "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the States thereof and subject to supervision and examination by federal or state banking authorities which at all times has a short-term deposit rating of P-1 by Moody's Investors Service, Inc. and A-1+ by Standard and Poor's Ratings Group and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto.

       "Enhancement" means, with respect to any Series, any reserve fund, residual value guaranty, letter of credit, guaranteed investment contract, cash collateral account, cash collateral guaranty, interest rate swap or other contract or agreement for the benefit of such Series.

       "Events of Default" has the meaning set forth in Section 7.1 of the Administrative Agency Agreement.

       "Excess Deferred Gross" means, with respect to any Lease and Leased Vehicle, the amount, if any, withheld from the total amount paid to the related Dealer in connection with assignment of such Lease and Leased Vehicle. Excess Deferred Gross is withheld if the acquisition cost of a Leased Vehicle exceeds the manufacturer's suggested retail price of a Leased Vehicle, if the Residual Value of a Leased Vehicle as set forth in the related Lease exceeds the maximum amount permitted for such Leased Vehicle by the Administrative Agent, or the security deposit or reconditioning reserve for such Lease is waived by the Dealer.

       "Excess Mileage" means, as of the Scheduled Lease End date of any Leased Vehicle, the excess of the number of miles by which such Leased Vehicle has been driven over the number of miles such Leased Vehicle may be driven during the term of the related Lease without incurring an excess mileage charge pursuant to the related Lease.

       "Excess Wear and Tear" means, as of the Scheduled Lease End date of any Leased Vehicle, all damages to such Leased Vehicle that are not the result of normal wear and tear as more specifically described in the related Lease.

       "Exchangeable Beneficial Certificates" means certificates issued to Beneficiaries representing in the aggregate a 100% beneficial interest in that portion of FCTT which is not represented by any Specified Beneficial Certificates.

       "FCTT" means the Ford Credit Titling Trust established pursuant to the FCTT Agreement.

       "FCTT Agreement" means the Amended and Restated Trust Agreement dated and effective as of January 31, 1994 by and among Comerica, Ford Credit as Grantor and initial Beneficiary and Ford Credit Leasing as Grantor and initial Beneficiary, as such agreement may be supplemented, amended or modified from time to time.

       "FCTT Assets" means (i) all contributions of capital to FCTT pursuant to
Section 4.1(b) of the FCTT Agreement, (ii) all Collections (prior to distribution to the applicable Beneficiaries) and any amounts on deposit in the FCTT Collection Account; (iii) Leases; (iv) Leased Vehicles; (v) Certificates of Title; (vi) the lessor's rights under Leases with respect to any Security Deposits or Reconditioning Reserves; (vii) Dealer Recourse and (viii) all proceeds of the foregoing.

       "FCTT Collection Account" means the account established pursuant to
Section 5.1(a) of the FCTT Agreement.

       "Ford Credit" means Ford Motor Credit Company, a Delaware corporation.

       "Ford Credit Leasing" means Ford Credit Leasing Company, Inc., a Delaware corporation.

       "FCTT Register" and "FCTT Registrar" mean the register maintained and the registrar appointed pursuant to Section 3.6 of the FCTT Agreement.

       "Grantors" means Ford Credit and Ford Credit Leasing in their capacities as grantors of the FCTT Assets to FCTT, together with any corporation into which either such corporation may be merged or consolidated.

       "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

       "Holder" means the holder of a Certificate as indicated in the FCTT Register.

       "Insolvency Event" means, with respect to any specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereinafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

       "Insurance Policies" means any residual value insurance policy, comprehensive, collision, liability, physical damage, credit or other insurance policies (including rights under any self-insurance provided by Ford Credit and assigned to FCTT and Comerica), and all rights thereunder, which are maintained by the Grantors, any Lessee or any Affiliate of either Grantor or any Lessee, to the extent such policy or program covers or applies to any Lease, Leased Vehicle or the ability of any Lessee to make any required payment under the related Lease or with respect to the related Leased Vehicle, and any contingent or excess liability insurance policy or program maintained by or on behalf of FCTT or Comerica with respect thereto.

       "Insurance Proceeds" means the proceeds of any Insurance Policy.

       "Lease" means any retail lease contract for an automobile or a light-duty truck which has been entered into between a Lessee and a Dealer and assigned by the Dealer to FCTT.

       "Lease Files" means, with respect to each Lease, Leased Vehicle and Lessee, (i) the original of the Lease; (ii) the original credit application fully executed by the Lessee or a photocopy thereof; (iii) the original Certificate of Title and all related documents retained on file by the Administrative Agent, in accordance with Accepted Servicing Practices, evidencing the ownership of the Leased Vehicle; and (iv) any and all other documents that the Administrative Agent shall retain on file, in accordance with Accepted Servicing Practices, relating to the Lease, the Lessee, or the Leased Vehicle.

       "Lease Purchase Advance" has the meaning set forth in Section 3.4(b) of the Administrative Agency Agreement.

       "Lease Termination Date" means, with respect to any Lease, the date such Lease actually terminates.

       "Leased Vehicle" means any automobile or light-duty truck, together will all accessions thereto, which is subject to a Lease.

       "Lessee" means the lessee of a Leased Vehicle or any Person who is obligated to make payments on the related Lease.

       "Liabilities" has the meaning set forth in Section 2.6 of the FCTT Agreement.

       "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

       "Liquidated Lease" means (i) any Lease which, by its terms, is in default and as to which the Administrative Agent has determined, in accordance with Accepted Ser-vicing Practices, that eventual payment in full is unlikely and has repossessed or attempted to repossess the related Leased Vehicle and (ii) any Lease the related Lessee of which has become subject to an Insolvency Event.

       "Liquidation Proceeds" means with respect to any Collection Period and any Liquidated Lease and the related Leased Vehicle, (i) all amounts received from the related Lessee, the Dealer or any other Person in the Collection Period in which such Lease became a Liquidated Lease, including, without limitation, (w) Auction Proceeds, (x) the application of any Security Deposit or Reconditioning Reserve, (y) any Insurance Proceeds relating to loss or damage to such Leased Vehicle and (z) any other amounts collected, in each case net of any sales or use taxes minus (ii) the sum, with respect to the Collection Period in which such Lease became a Liquidated Lease, of (x) expenses incurred by the Administrative Agent for the account of the related Lessee in connection with the collection of monies from the Lessee or the disposition of the related Leased Vehicle and (y) any amounts to be remitted to the related Lessee as required by applicable law.

       "Monthly Payment Advance" means the amount which the Administrative Agent advances pursuant to Section 6.3 of the Administrative Agency Agreement.

       "Monthly Payment" means, with respect to any Lease, the amount payable monthly by the related Lessee equal to the sum of the Constant Yield Payment, the Additional Fee payable for the applicable month and certain other fees and charges.

       "Monthly Remittance Condition" has the meaning set forth in Section 5.2(d) of the FCTT Agreement.

       "Non-Specified Asset Administrative Fee" means, with respect to any Collection Period, the fee payable to the Administrative Agent in connection with the administration of FCTT and the servicing and administration of the Non-Specified Assets equal to (i) 1/12th of the product of _____% and the Non-Specified Asset Amount as of the last day of such Collection Period or (ii) if the Administrative Agent has elected to make Lease Purchase Advances pursuant to Section 3.4(b) of the Administrative

Agency Agreement, and the Holders of the Exchangeable Beneficial Certificates have required deposits of Collections relating to Non-Specified Assets to be made more frequently than monthly, 1/12 of the product of ___% and the Non-Specified Asset Amount as of the last day of such Collection Period. In addition, the Non-Specified Asset Administrative Fee shall include amounts to be reimbursed pursuant to Section 4.1 of the Administrative Agency Agreement.

       "Non-Specified Asset Charged-Off Amount" means, with respect to any Collection Period, (i) the following amounts as of the end of the Collection Period (x) the aggregate Book Value of all Non-Specified Assets which become Liquidated Leases during the Collection Period, plus (y) the aggregate uncollected Monthly Payments and Excess Wear and Tear and Excess Mileage with respect to (A) such Liquidated Leases, plus (B) all Non-Specified Assets whose Scheduled Lease End Date has occurred and with respect to which the related Auction Proceeds are received during the Collection Period minus (ii) the aggregate Liquidation Proceeds received during the Collection Period with respect to Non-Specified Assets.

       "Non-Specified Credit Losses" means, with respect to any Collection Period, the Non-Specified Asset Charged-Off Amount with respect to the Collection Period minus Recoveries with respect to Non-Specified Assets for the Collection Period.

       "Non-Specified Asset Comerica Fee" means with respect to any Collection Period an amount equal to the Non-Specified Asset Percentage of the fees and expenses of Comerica payable monthly pursuant to the first sentence of Section
6.8 of the FCTT Agreement.

       "Non-Specified Asset Fee" means, with respect to any Collection Period, an amount equal to the sum of the Non-Specified Asset Administrative Fee and the Non-Specified Asset Comerica Fee each for such Collection Period.

       "Non-Specified Asset Percentage" means, as of any date, the percentage equivalent of a fraction, (i) the numerator of which is the Aggregate Non-Specified Asset Amount as of such date and (ii) the denominator of which is the Aggregate FCTT Asset Amount as of such date.

       "Non-Specified Assets" means, prior to the first Series Issue Date, all FCTT Assets, and after any Series Issue Date, all FCTT Assets other than any Series Specified Assets.

       "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, or the controller of the Administrative Agent.

       "Opinion of Counsel" means a written opinion of legal counsel, which counsel may be an employee of Ford Credit or an Affiliate or may from time to time provide legal services to Ford Credit or an Affiliate.

       "Payahead" means, with respect to any Lease, the amounts determined in accordance with Section 6.1(a) of the Administrative Agency Agreement.

       "Payahead Balance" means, with respect to any Lease on any Business Day, the sum of all Payaheads with respect to such Lease, reduced by the amount of such Payaheads applied with respect to such Lease, pursuant to Sections 6.1 and
6.3 of the Administrative Agency Agreement.

       "Payment Extension" has the meaning set forth in Section 4.2(b)(ii) of the Administrative Agency Agreement.

       "Permitted Investments" means, unless otherwise specified with respect to any Series or any securities based on such Series, any investment rated A-1+ by Standard & Poor's Ratings Group and P-1 by Moody's Investors Service, Inc. or any other investment as may be permitted by each of such rating agencies.

       "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

       "Purchased Lease" means a Specified Lease and related Specified Leased Vehicle the beneficial interest in which has been purchased by the Administrative Agent pursuant to Section 4.7 of the Administrative Agency Agreement.

       "RCL Plan" means the Ford Credit Red Carpet Lease Plan, a financing program offered by Ford Credit and Dealers pursuant to which Dealers enter into the Leases with Lessees for the lease of the Leased Vehicles.

       "Realized Value" means, with respect to any Leased Vehicle which is the subject of a Voluntary Early Termination, (i) the fair market wholesale value of the Leased Vehicle as agreed to by the Dealer and the Lessee, (ii) if the Dealer and the related Lessee do not agree, the appraised wholesale value of the Leased Vehicle as determined by an independent professional appraiser hired by the related Lessee and acceptable to the Dealer and the Administrative Agent, or (iii) if the Realized Value of the Leased Vehicle has not been determined pursuant to (i) and (ii) above, the Sale Proceeds received with respect to the Leased Vehicle.

       "Reconditioning Reserve" means, with respect to any Lease, an amount paid by the related Lessee and held by the Administrative Agent on behalf of FCTT to be applied, if necessary, by the Administrative Agent to offset the cost, if any, of reconditioning the related Leased Vehicle.

       "Recoveries" means, with respect to any Collection Period, (i) all amounts received during such Collection Period, net of any applicable sales and use taxes, with respect to (x) Leases which became Liquidated Leases prior to such Collection Period and (y) Leases whose Scheduled Lease End Date has occurred prior to such Collection Period and with respect to which the related Auction Proceeds were received prior to the Collection Period minus (ii) the sum of (x) expenses incurred by the Administrative Agent during such Collection Period for the account of the related Lessees in connection with (A) the collection of monies from the Lessee or (B) with respect to Liquidated Leases, the disposition of the related Leased Vehicles and (y) any amounts remitted to the related Lessees during the Collection Period as required by applicable law.

       "Related Collection Period" means, with respect to any Distribution Date or any Collection Period Settlement Date, the Collection Period immediately preceding such Distribution Date or Collection Period Settlement Date.

       "Residual Value" means, with respect to any Leased Vehicle, the anticipated value of the Leased Vehicle at the Scheduled Lease End Date as calculated by the Administrative Agent at the inception of the related Lease and as set forth in such Lease.

       "Responsible Officer" when used with respect to Comerica means any officer in the corporate trust department, including any vice president, assistant vice president or any other officer of Comerica.

       "Retail Operating Lease Charge" means with respect to any month and any Lease, the portion of the Constant Yield Payment equal to the product of (i) the Book Value of the related Leased Vehicle as of the end of the immediately preceding month and (ii) 1/12 of the Retail Operating Lease Factor with respect to such Lease.

       "Retail Operating Lease Factor" means, with respect to any Lease, a per annum yield determined by the Administrative Agent.

       "Retail Operating Lease Principal" means, with respect to any Lease, that portion of each Constant Yield Payment scheduled to be received from a Lessee which is not the Retail Operating Lease Charge.

       "Sale Proceeds" means, with respect to any Lease which terminated on its Scheduled Lease End Date, (i) the Auction Proceeds, Dealer Purchase Option Price or Insurance Proceeds (to the extent relating to loss or damage of the related Leased Vehicle) which are received upon sale or disposition of the related Leased Vehicle plus (ii) any amounts with respect to Excess Wear and Tear and Excess Mileage which were collected before the end of the Collection Period in which the Auction Proceeds are received (including any Security Deposit or Reconditioning Reserve applied), net of any applicable sales or use taxes minus (iii) any amounts refunded to the related Lessee in connection with prepaid Excess Wear and Tear and prepaid Excess Mileage.

       "Sale Proceeds Advance" means the amount advanced by the Administrative Agent pursuant to Section 5.4 of the Administrative Agency Agreement.

       "Scheduled Lease End Date" means, with respect to any Lease, the date set forth in the Lease as the termination date for such Lease.

       "Schedule of Leases" means, with respect to any Series, the schedule attached to the related Supplement which identifies the related Series Specified Assets.

       "Security Deposit" means, with respect to any Lease, an amount paid by the related Lessee and held by the Administrative Agent on behalf of FCTT to be applied, if necessary, by the Administrative Agent to offset any amounts owed by the Lessee upon termination of such Lease.

       "Series" means any series of Specified Beneficial Certificates and the related Series Specified Assets.

       "Series Collection Account" means, with respect to any Series, an account established pursuant to the related Supplement.

       "Series Cut-Off Date" has the meaning set forth in Section 4.3(a) of the FCTT Agreement.

       "Series Fee Account" means with respect to any Series, an account established pursuant to the related Supplement.

       "Series Issue Date" means with respect to any Series, the date on which Comerica, pursuant to the joint written instructions of the Holders of the Exchangeable Beneficial Certificates, issues such Series of Specified Beneficial Certificates.

       "Series Payahead Account" means each account established pursuant to
Section 6.1(a) of the Administrative Agency Agreement.

       "Series Specification Notice" has the meaning set forth in Section 4.3(a) of the FCTT Agreement.

       "Series Specified Asset Amount" means, as of any date with respect to any Series, the aggregate Adjusted Balance Subject to Lease Charges for all related Specified Leased Vehicles.

       "Series Specified Asset Percentage" means, as of any date with respect to any Series, the percentage equivalent of a fraction, (i) the numerator of which is the Series Specified Asset Amount and (ii) the denominator of which is the Aggregate FCTT Asset Amount, each as of such date.

       "Series Specified Assets" means, with respect to any Series, the related Specified Leases and Specified Leased Vehicles identified in the Series Specification Notice and the related Supplement, including the related Certificates of Title and other FCTT Assets associated with such Specified Leases and Specified Leased Vehicles, and all proceeds arising therefrom and associated therewith.

       "Specified Asset Administrative Fee" means, with respect to any Collection Period and any Series, the fee payable to the Administrative Agent in connection with the administration of the related Series Specified Assets, as set forth in the related Supplement.

       "Specified Asset Charged-Off Amount" means, with respect to any Collection Period and any Series, (i) the following amounts as of the end of the Collection Period (x) the aggregate Book Value of all related Specified Leases and Specified Leased Vehicles which become Liquidated Leases during the Collection Period, plus (y) the aggregate uncollected Monthly Payments and Excess Wear and Tear and Excess Mileage with respect to (A) such Liquidated Leases, plus (B) all related Specified Leases whose Scheduled Lease End Date has occurred and with respect to which the related Auction Proceeds are received during the Collection Period minus (ii) the aggregate Liquidation Proceeds received during the Collection Period with respect to related Specified Leases.

       "Specified Asset Comerica Fee" means, with respect to any Collection Period and any Series, an amount equal to the related Series Specified Asset Percentage of the monthly fees and expenses of Comerica payable pursuant to
Section 6.8 of the FCTT Agreement.

       "Specified Asset Fee" means, with respect to any Collection Period and any Series, the sum of the Specified Asset Administrative Fee and the Specified Asset Comerica Fee, each for such Collection Period, related to such Series.

       "Specified Beneficial Certificates" means a series of certificates representing in the aggregate a 100% beneficial interest in FCTT Assets which constitute the related Series Specified Assets.

       "Specified Lease" means, with respect to any Series, a Lease specified as a "Specified Lease" in the Schedule of Leases attached to the related Supplement.

       "Specified Leased Vehicle" means, with respect to any Series, a Leased Vehicle which is leased pursuant to a Specified Lease.

       "Supplement" means, with respect to any Series, a supplement to the Administrative Agency Agreement executed in connection with the issuance of such Series.

       "Supplemental Administrative Fee" means, with respect to any Collection Period, all late fees, prepayment charges and other administrative fees (including fees charged in connection with Voluntary Early Terminations but excluding the Additional Fee) and expenses or similar charges allowed by applicable law with respect to Leases and Leased Vehicles.

       "Term Extension" has the meaning set forth in Section 4.2(b)(i) of the Administrative Agency Agreement.

       "Total Monthly Payment" means, with respect to any Lease, the amount payable monthly by the related Lessee equal to the sum of (i) the Monthly Payment, (ii) the Use and Lease Tax Amount, and (iii) the Vehicle Insurance and Maintenance Amount.

       "Treasury Regulations" means the regulations promulgated by the U.S. Department of Treasury.

       "UCC" means the Uniform Commercial Code as in effect in any relevant jurisdiction.

       "Use and Lease Tax Amount" means, with respect to any Lease, the amount to be applied to pay any monthly rental receipts tax levied on the related Monthly Payment and the related Vehicle Insurance and Maintenance Amount.

       "Vehicle Insurance and Maintenance Amount" means, with respect to any Lease, any monthly amount payable by the related Lessee to the Administrative Agent for the account of a Dealer in connection with the monthly servicing and/or monthly vehicle insurance of the related Leased Vehicle and included in the Total Monthly Payment due from such Lessee.

       "Vehicle Purchase Account" means the account established pursuant to
Section 3.3 of the Administrative Agency Agreement.

       "Vehicle Purchase Certificate" means the monthly certificate delivered by the Administrative Agent pursuant to Section 3.5 of the Administrative Agency Agreement.

       "Voluntary Early Termination" means, with respect to any Lease, the voluntary early termination of such Lease by the related Lessee pursuant to the terms thereof; provided, however, that no termination of a Lease will be considered a "Voluntary Early Termination" unless the related Lessee has paid in full all amounts due pursuant to such Lease.

       "Voluntary Early Termination Proceeds" means, with respect to any Lease which is subject to a Voluntary Early Termination, the sum of (i) the Realized Value of the related Leased Vehicle and (ii) the difference at such time, if positive, between (x) the sum of (A) the Book Value of such Lease and Leased Vehicle and (B) any overdue Total Monthly Payments with respect to such Lease and (y) the Realized Value of the related Leased Vehicle.